UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3140 N. Caden Court, Suite 1

Flagstaff, AZ 86004

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by SenesTech, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 24, 2019 (the “Original Report”), to correct the narrative descriptions of the voting results of Proposals 1 and 2 to reflect that, based on the number of votes obtained for Proposals 1 and 2, which numbers did not change from the numbers reported in the Original Report, the Company’s stockholders approved Proposals 1 and 2. Except for these corrections, this Current Report on Form 8-K/A does not modify or update the disclosures in the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 18, 2019, in Phoenix, Arizona.

(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Loretta P. Mayer, Ph.D., Matthew Szot and Kenneth Siegel were elected as Class III directors, each to serve for a three-year term until the annual meeting of stockholders to be held in 2022 and until her or his successor is duly elected and qualified. The final voting results are set forth below:

Nominee	For	Withheld	Broker Non-Votes
Loretta P. Mayer, Ph.D	5,653,203	232,679	13,145,955
Matthew Szot	5,544,336	341,546	13,145,955
Kenneth Siegel	5,675,600	210,282	13,145,955

Proposal 2: Ratification of the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

The proposal to ratify the appointment of M&K CPAs, PLLC was approved, and the final voting results are set forth below:

For	Against	Abstain
18,952,215	16,032	63,590

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2019	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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